                           TRANSFER AGENCY AGREEMENT
                             AMENDED AND RESTATED

This Transfer Agency Agreement, effective as of December 1, 2006 ("Agreement"), is by and between RiverSource Service Corporation ("Transfer Agent"), a Minnesota corporation, and each of the Corporations and Trusts ("Registrants"), each on behalf of their underlying series listed in Schedule
A. The terms "Fund" or "Funds" are used to refer to either the Registrants or the underlying series as context requires.

In consideration of the mutual promises set forth below, the Fund and the Transfer Agent agree as follows:

1. Appointment of the Transfer Agent. The Fund hereby appoints the Transfer Agent, as transfer agent for its shares ("shares") and as shareholder servicing agent for the Fund, and the Transfer Agent accepts such appointment and agrees to perform the duties set forth below.

2.    Compensation.

      (a) The Fund will compensate the Transfer Agent for the performance of its obligations as set forth in Schedule B. Schedule B does not include out-of-pocket disbursements of the Transfer Agent for which the Transfer Agent shall be entitled to bill the Fund separately.

      (b) The Transfer Agent will bill the Fund at the end of each period, as described in Schedule B. The fee provided for hereunder shall be paid in cash by the Fund to the Transfer Agent within five (5) business days after the last day of each period.

      (c) Out-of-pocket disbursements shall include, but shall not be limited to, the items specified in Schedule C. Reimbursement by the Fund for expenses incurred by the Transfer Agent in any month shall be made as soon as practicable after the receipt of an itemized bill from the Transfer Agent.

      (d) Any compensation jointly agreed to hereunder may be adjusted from time to time by attaching to this Agreement a revised Schedule B, dated and signed by an officer of the parties.

3. Documents. The Fund will furnish from time to time such certificates, documents or opinions as the Transfer Agent deems to be appropriate or necessary for the proper performance of its duties.

4.    Representations of the Fund and the Transfer Agent.

      (a) The Fund represents to the Transfer Agent that all outstanding shares are validly issued, fully paid and non-assessable by the Fund.

      (b) The Transfer Agent represents that it is registered under Section 17A(c) of the Securities Exchange Act of 1934. The Transfer Agent agrees to maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement and to comply with all applicable laws.

5. Duties of the Transfer Agent. The Transfer Agent shall be responsible, separately and through its subsidiaries or affiliates, or authorized designees ("Subcontractors") for the following functions:

      (a)   Sale of Fund Shares.

            (1) On receipt of an application and payment, wired instructions and payment, or payment identified as being for the account of a shareholder ("shareholder"), the Transfer Agent will deposit the payment, prepare and present the necessary report to the company selected by the Boards of Directors/Trustees of the Fund ("Board") for the safekeeping of the Fund's assets (the "Custodian") and record the purchase of shares in a timely fashion in accordance with the terms of a Fund's prospectus. All shares shall be held in book entry form, and no certificate shall be issued except as has been previously issued.

            (2) On receipt of notice that payment was dishonored, the Transfer Agent shall stop redemptions of all shares owned by the shareholder related to that payment, place a stop payment on any checks that have been issued to redeem shares of the shareholder, cancel such shares for which payment was dishonored and take such other action as it deems appropriate.

      (b) Redemption of Fund Shares. On receipt of instructions to redeem shares in accordance with the terms of a Fund's prospectus, the Transfer Agent will record the redemption of shares of the Fund, prepare and present the necessary report to the Custodian and pay the proceeds of the redemption to the shareholder, an authorized agent or legal representative upon the receipt of the monies from the Custodian.

      (c) Transfer or Other Change Pertaining to Fund Shares. On receipt of instructions or forms acceptable to the Transfer Agent to transfer the shares to the name of a new owner, change the name or address of the present owner or take other legal action, the Transfer Agent will take such action as is requested.

      (d) Exchange of Fund Shares. On receipt of instructions to exchange the shares of a Fund for the shares of another Fund or other affiliated product in accordance with the terms of the prospectus, the Transfer Agent will process the exchange in the same manner as a redemption and sale of shares.

      (e) Right to Seek Assurance. The Transfer Agent may refuse to transfer, exchange or redeem shares of the Fund or take any action requested by a shareholder until it is satisfied that the requested transaction or action is legally authorized or until it is satisfied there is no basis for any claims adverse to the transaction or action. It may rely on the provisions of the Uniform Act for the Simplification of Fiduciary Security Transfers or the Uniform Commercial Code. The Fund shall indemnify the Transfer Agent for any act done or omitted to be done in reliance on such laws or for refusing to transfer, exchange or redeem shares or taking any requested action if it acts on a good faith belief that the transaction or action is illegal or unauthorized.

      (f)   Shareholder Records, Reports and Services.

            (1) The Transfer Agent shall maintain all shareholder accounts, which shall contain all required tax, legally imposed and regulatory information; shall provide shareholders, and file with federal and state agencies, all required tax and other reports pertaining to shareholder accounts; shall prepare shareholder mailing lists; shall cause to be delivered all required prospectuses, annual reports, semiannual reports, statements of additional information (upon request), proxies and other communications to shareholders; and shall cause proxies to be tabulated.

            (2) The Transfer Agent shall respond to all valid inquiries related to its duties under this Agreement.

            (3) The Transfer Agent shall create and maintain all records in accordance with all applicable laws, rules and regulations, including, but not limited to, the records required by
                  Section 31(a) of the Investment Company Act of 1940, as amended.

      (g) Dividends and Distributions. The Transfer Agent shall prepare and present the necessary report to the Custodian and shall cause to be prepared and transmitted the payment of income dividends and capital gains distributions or cause to be recorded the investment of such dividends and distributions in additional shares of the Fund or as directed by instructions or forms acceptable to the Transfer Agent.

      (h) Confirmations and Statements. The Transfer Agent shall confirm each transaction either at the time of the transaction or through periodic reports as may be legally permitted.

      (i) Lost or Stolen Checks. The Transfer Agent will replace lost or stolen checks issued to shareholders upon receipt of proper notification and will maintain any stop payment orders against the lost or stolen checks as it is economically desirable to do.

      (j) Reports to Fund. The Transfer Agent will provide reports pertaining to the services provided under this Agreement as the Fund may request to ascertain the quality and level of services being provided or as required by law.

      (k) Market Timing. The Transfer Agent will assist other Fund service providers as necessary in the implementation of the Fund's market timing policy adopted by the Board, as set forth in the Fund's prospectus.

      (l) Money Laundering Prevention Program. The Transfer Agent agrees to perform such agreed anti-money laundering ("AML") functions with respect to purchases of the Funds' shares as the Funds or their agent may delegate to the Transfer Agent from time to time or as the Transfer Agent is otherwise obligated to perform. In accordance with mutually-agreed procedures, the Transfer Agent shall use its best efforts in carrying out such agreed functions consistent with the requirements of the Funds' AML program. The Funds acknowledge that their shareholders (which for this purpose shall mean only shareholders of record) are customers of the Funds and not customers of the Transfer Agent and the Funds retain legal responsibility under the USA PATRIOT Act for AML compliance with respect to transactions in their shares. The Transfer Agent agrees to cooperate with any request from examiners of United States Government agencies having jurisdiction over the Funds for information and records relating to the Funds' AML program and consents to inspection by such examiners for this purpose.

      (m) Other Duties. The Transfer Agent may perform other duties for additional compensation if agreed to in writing by the parties to this Agreement as described in Schedule D.

6. Ownership and Confidentiality of Records.

      (a) General. The Transfer Agent agrees that all records prepared or maintained by it relating to the services to be performed by it under the terms of this Agreement are the property of the Fund and may be inspected by the Fund or any person retained by the Fund at reasonable times. The Fund and Transfer Agent agree to protect the confidentiality of those records.

      (b)   Regulation S-P.

            (1) In accordance with Regulation S-P of the Securities and Exchange Commission, "Nonpublic Personal Information" includes (1) all personally identifiable financial information; (2) any list, description, or other grouping of consumers (and publicly available information pertaining to them) that is derived using any personally identifiable financial information that is not publicly available information; and (3) any information derived therefrom.

            (2) The Transfer Agent must not use or disclose Nonpublic Personal Information for any purpose other than to carry out the purpose for which Nonpublic Personal Information was provided to the Transfer Agent as set forth in this Agreement, and agrees to cause the Transfer Agent, and its employees, agents, representatives, or any other party to whom the Transfer Agent may provide access to or disclose Nonpublic Personal Information to limit the use and disclosure of Nonpublic Personal Information to that purpose.

            (3) The Transfer Agent agrees to implement appropriate measures designed to ensure the security and confidentiality of Nonpublic Personal Information, to protect such information against any anticipated threats or hazards to the security or integrity of such information, and to protect against unauthorized access to, or use of, Nonpublic Personal Information that could result in substantial harm or inconvenience to any customer of the Fund; the Transfer Agent further agrees to cause all its agents, representatives, Subcontractors, or any other party to whom the Transfer Agent may provide access to, or disclose, Nonpublic Personal Information to implement appropriate measures designed to meet the objectives set forth in this paragraph.

            (4) With respect only to the provisions of this Section 6(b), the Transfer Agent agrees to indemnify and hold harmless the Fund and any officer or director/trustee of the Board ("Board member"), against losses, claims, damages, expenses, or liabilities to which the Fund, or any officer or Board member of the Fund, may become subject as the result of (1) a material breach of the provisions of this section of the Agreement or (2) any acts or omissions of the Transfer Agent, or of any of its officers, directors, employees, representatives, Subcontractors or agents, that are not in accordance with this Agreement, including, but not limited to, any violation of any federal statute or regulation. Notwithstanding the foregoing, no party shall be entitled to indemnification pursuant to this Section 6(b)(4) if such loss, claim, damage, expense, or liability is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.

7. Action by Board and Opinion of Counsel. The Transfer Agent may rely on resolutions of the Board or the Executive Committee of the Board and on opinion of counsel for the Fund.

8. Duty of Care. It is understood and agreed that, in furnishing the Fund with the services as herein provided, neither the Transfer Agent, nor any officer, director or agent thereof shall be held liable for any loss arising out of or in connection with their actions under this Agreement so long as they act in good faith and with due diligence, and are not negligent or guilty of any willful misconduct. It is further understood and agreed that the Transfer Agent may rely upon information furnished to it reasonably believed to be accurate and reliable. In the event the Transfer Agent is unable to perform its obligations under the terms of this Agreement because of an act of God, strike or equipment or transmission failure reasonably beyond its control, the Transfer Agent shall not be liable for any damages resulting from such failure.

9. Term and Termination. This Agreement shall continue in effect from year to year as the parties may mutually agree, provided that either party may terminate this Agreement by giving the other party notice in writing specifying the date of such termination, which shall be not less than 60 days after the date of receipt of such notice. In the event such notice is given by the Fund, it shall be accompanied by a vote of the Board, certified by the Secretary, electing to terminate this Agreement and designating a successor transfer agent or transfer agents. Upon such termination and at the expense of the Fund, the Transfer Agent will promptly deliver to such successor a certified list of shareholders of the Fund (with name, address and taxpayer identification or Social Security number), a historical record of the account of each shareholder and the status thereof, and all other relevant books, records, correspondence, and other data established or maintained by the Transfer Agent under this Agreement in the form reasonably acceptable to the Fund, and will cooperate in the transfer of such duties and responsibilities, including provisions for assistance from the Transfer Agent's personnel in the establishment of books, records and other data by such successor or successors.

10. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the parties.

11. Subcontractors. The Fund agrees that the Transfer Agent may subcontract for services described under this Agreement with the understanding that there shall be no diminution in the quality or level of the services as determined by the Fund and that the Transfer Agent remains fully responsible for the services. Except for out-of-pocket expenses identified in Schedule C, the Transfer Agent shall bear the cost of subcontracting such services, unless otherwise agreed by the parties. The Fund agrees that the Transfer Agent may use revenues from the Agreement to pay subcontractors for the services they provide.

12.   Miscellaneous.

      (a) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party.

      (b) This Agreement shall be governed by the laws of the State of Minnesota.

      (c) For each Fund that is organized as a Massachusetts Business Trust, a copy of the Declaration of Trust, together with all amendments, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the Trustees and the Agreement has been signed by an authorized officer of the Fund. It is expressly agreed that the obligations of the Fund under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year written above.

RiverSource Bond Series, Inc.
RiverSource California Tax-Exempt Trust
RiverSource Dimensions Series, Inc.
RiverSource Diversified Income Series, Inc.
RiverSource Equity Series, Inc.
RiverSource Global Series, Inc.
RiverSource Government Income Series, Inc.
RiverSource High Yield Income Series, Inc.
RiverSource Income Series, Inc.
RiverSource International Managers Series, Inc.
RiverSource International Series, Inc.
RiverSource Investment Series, Inc.
RiverSource Large Cap Series, Inc.
RiverSource Managers Series, Inc.
RiverSource Market Advantage Series, Inc.
RiverSource Money Market Series, Inc.
RiverSource Retirement Series Trust
RiverSource Sector Series, Inc.
RiverSource Selected Series, Inc.
RiverSource Short Term Investment Series, Inc.
RiverSource Special Tax-Exempt Series Trust.
RiverSource Strategic Allocation Series, Inc.
RiverSource Strategy Series, Inc.
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt Money Market Series, Inc.
RiverSource Tax-Exempt Series, Inc.





By:  /s/ Patrick T. Bannigan
-------------------------------
         Patrick T. Bannigan
         President

RIVERSOURCE SERVICE CORPORATION




By:  /s/ Lyn Kephart-Strong
-------------------------------
         Lyn Kephart-Strong
         Vice President - Transfer Agent Services

                                                                    SCHEDULE A
                                                              As of 12/11/2006

                                     FUNDS
                                     -----

Each Registrant is a Minnesota corporation except RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, and RiverSource Retirement Series Trust, which are Massachusetts business trusts:

-----------------------------------------------------------------------------------------------------------
EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------
                    FUNDS                                                CLASSES
-----------------------------------------------------------------------------------------------------------
                                                A    B    C    D    E    I    R2   R3   R4   R5   W    Y
-----------------------------------------------------------------------------------------------------------
RiverSource Dimensions Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Disciplined Small and Mid      A    B    C    --   --   I    --   --   R4   --   W    --
     Cap Equity
-----------------------------------------------------------------------------------------------------------
     RiverSource Disciplined Small Cap Value    A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Equity Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Mid Cap Growth                 A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Emerging Markets               A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Global Equity                  A    B    C    --   --   --   R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Global Technology              A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource International Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Disciplined International      A    B    C    --   --   I    --   --   R4   --   W    --
     Equity
-----------------------------------------------------------------------------------------------------------
     RiverSource European Equity                A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource International  Opportunity     A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource International Managers
Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource International Aggressive       A    B    C    --   --   I    --   --   R4   --   --   --
     Growth
-----------------------------------------------------------------------------------------------------------
     RiverSource International Equity           A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource International Select Value     A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource International Small Cap        A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Investment Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Balanced                       A    B    C    --   --   --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Diversified Equity Income      A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Mid Cap Value                  A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource Large Cap Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Disciplined Equity             A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Growth                         A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Large Cap Equity               A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Large Cap Value                A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Managers Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Aggressive Growth              A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Fundamental Growth             A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Fundamental Value              A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Select Value                   A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Small Cap Equity               A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------

Page 8

-----------------------------------------------------------------------------------------------------------
EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------
                    FUNDS                                                CLASSES
-----------------------------------------------------------------------------------------------------------
                                                A    B    C    D    E    I    R2   R3   R4   R5   W    Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Small Cap Value                A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Value                          A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder - Moderate   A    B    C    --   --   --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder - Moderate   A    B    C    --   --   --   --   --   R4   --   --   --
     Aggressive
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder -            A    B    C    --   --   --   --   --   R4   --   --   --
     Aggressive
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder - Total      A    B    C    --   --   --   --   --   R4   --   --   --
     Equity
-----------------------------------------------------------------------------------------------------------
     RiverSource S&P 500 Index                 --    --   --   D    E    --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Small Company                  A    B    --   --   --   --   --   --   --   --   --   --
     Index
-----------------------------------------------------------------------------------------------------------
RiverSource Retirement Series Trust
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2010           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2015           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2020           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2025           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2030           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2035           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2040           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Retirement Plus 2045           A    --   --   --   --   --   R2   R3   R4   R5   --   Y
-----------------------------------------------------------------------------------------------------------
RiverSource Sector Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Dividend                       A    B    C    --   --   I    --   --   R4   --   W    --
     Opportunity
-----------------------------------------------------------------------------------------------------------
     RiverSource Real Estate                    A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource Selected Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Precious Metals                A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Strategy Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Equity Value                   A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Small Cap
     Advantage                                  A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Small Cap Growth               A    B    C    --   --   I    R2   R3   R4   R5   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Strategic                      A    B    C    --   --   I    R2   R3   R4   R5   --   --
     Allocation
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------
                    FUNDS                                                CLASSES
-----------------------------------------------------------------------------------------------------------
                                                A    B    C    D    E    I    R2   R3   R4   R5   W    Y
-----------------------------------------------------------------------------------------------------------
RiverSource Bond Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Core Bond                      A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Floating Rate                  A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Income
     Opportunities                              A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------

Page 9

-----------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------
                    FUNDS                                                CLASSES
-----------------------------------------------------------------------------------------------------------
                                                A    B    C    D    E    I    R2   R3   R4   R5   W    Y
-----------------------------------------------------------------------------------------------------------
     RiverSource Inflation Protected
     Securities                                 A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Limited Duration Bond          A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Trust
-----------------------------------------------------------------------------------------------------------
     RiverSource California Tax-                A    B    C    --   --   --   --   --   --   --   --   --
     Exempt
-----------------------------------------------------------------------------------------------------------
RiverSource Diversified Income Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Diversified Bond               A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Absolute Return Currency and   A    B    C    --   --   I    --   --   R4   --   W    --
     Income
-----------------------------------------------------------------------------------------------------------
     RiverSource Emerging Markets Bond          A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
     RiverSource Global Bond                    A    B    C    --   --   I    --   --   R4   --   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource Government Income Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Short Duration U.S.            A    B    C    --   --   I    --   --   R4   --   W    --
     Government
-----------------------------------------------------------------------------------------------------------
     RiverSource U.S. Government Mortgage       A    B    C    --   --   I    --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource High Yield Income Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource High Yield Bond                A    B    C    --   --   I    R2   R3   R4   R5   W    --
-----------------------------------------------------------------------------------------------------------
RiverSource Income Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Income Builder - Basic Income  A    B    C    --   --   --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Income Builder - Moderate
     Income                                     A    B    C    --   --   --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Income Builder - Enhanced      A    B    C    --   --   --   --   --   R4   --   --   --
     Income
-----------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder -            A    B    C    --   --   --   --   --   R4   --   --   --
     Conservative
-----------------------------------------------------------------------------------------------------------
     RiverSource Portfolio Builder  -
     Moderate Conservative                      A    B    C    --   --   --   --   --   R4   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Special Tax-Exempt Series Trust
-----------------------------------------------------------------------------------------------------------
     RiverSource Massachusetts Tax-Exempt       A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Michigan Tax-Exempt            A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Minnesota Tax-Exempt           A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource New York Tax-Exempt            A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Ohio Tax-Exempt                A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Income Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Tax-Exempt High Income         A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Intermediate Tax-Exempt        A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
     RiverSource Tax-Exempt Bond                A    B    C    --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------

Page 10

-----------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------
                    FUNDS                                                CLASSES
-----------------------------------------------------------------------------------------------------------
                                                A    B    C    D    E    I    R2   R3   R4   R5   W    Y
-----------------------------------------------------------------------------------------------------------
RiverSource Money Market Series, Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Cash Management                A    B    C    --   --   I    --   --   --   R5   W    Y
-----------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market Series,
Inc.
-----------------------------------------------------------------------------------------------------------
     RiverSource Tax-Exempt Money Market        A    --   --   --   --   --   --   --   --   --   --   --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                            NON - PUBLIC FUND
-----------------------------------------------------------------------------------------------------------
RiverSource Short Term Investments Series, Inc.
     RiverSource Short-Term Cash Fund

                                                                    SCHEDULE B

                                    Effective as of 12/11/2006 with respect to
                                        Class E, Class I, Class Rs and Class Y

                                 FEE SCHEDULE
                                 ------------

The annual fee for services under this Agreement, accrued daily and payable monthly, for the classes applicable to the Fund, is as follows:

--------------------------------------------------------------------------------
1. PER ACCOUNT FEE - CLASSES A, B, C AND D
--------------------------------------------------------------------------------

EQUITY FUNDS
------------
The annual per account fee is as follows:
               Class A       Class B       Class C       Class D
               -------       -------       -------       -------
                $19.50        $20.50        $20.00        $19.50

FIXED INCOME FUNDS
------------------
The annual per account fee is as follows:

                      Class A       Class B       Class C
                      -------       -------       -------
                       $20.50        $21.50        $21.00

MONEY MARKET FUNDS
------------------
The annual per account fee is as follows:

                      Class A        Class B      Class C
                      -------        -------      -------
                       $22.00         $23.00       $22.50

-------------------------------------------------------------------------------------------------------
2. ASSET BASED FEE - CLASSES E, I, R2, R3, R4, R5, W AND Y
-------------------------------------------------------------------------------------------------------

The annual asset-based fee is as follows:
-------------------------------------------------------------------------------------------------------
                                                            FEE
                             (asset-based fees are calculated based on average daily net assets
         CLASS                           attributable to the applicable class)
-------------------------------------------------------------------------------------------------------
           E                                               0.05%
-------------------------------------------------------------------------------------------------------
           I                                               None
-------------------------------------------------------------------------------------------------------
           R2                                              0.05%
-------------------------------------------------------------------------------------------------------
           R3                                              0.05%
-------------------------------------------------------------------------------------------------------
           R4                                              0.05%
-------------------------------------------------------------------------------------------------------
           R5                                              0.05%
-------------------------------------------------------------------------------------------------------
           W                                               0.20%
-------------------------------------------------------------------------------------------------------
           Y                                               0.05%
-------------------------------------------------------------------------------------------------------

FOR ALL FUNDS:
--------------

         An annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.

                                                                    SCHEDULE C

                            OUT-OF-POCKET EXPENSES

The Fund shall reimburse the Transfer Agent monthly for the following out-of-pocket expenses:

o typesetting, printing, paper, envelopes, postage and return postage for proxy soliciting material, and proxy tabulation costs

o printing, paper, envelopes and postage for dividend notices, dividend checks, records of account, purchase confirmations, exchange confirmations and exchange prospectuses, redemption confirmations, redemption checks, confirmations on changes of address and any other communication required to be sent to shareholders

o typesetting, printing, paper, envelopes and postage for prospectuses, annual and semiannual reports, statements of additional information, supplements for prospectuses and statements of additional information and other required mailings to shareholders

o     stop orders

o     outgoing wire charges

o National Securities Clearing Corporation charges related to fund transactions

o     other expenses incurred at the request or with the consent of the Fund

                                                                    SCHEDULE D
                                                                    ----------

                            ADMINISTRATIVE SERVICES
                            -----------------------

Pursuant to Section 5(m) of the Agreement, the Transfer Agent, either directly or through affiliates, agrees to provide, without additional cost, all administrative, accounting, treasury, and other services of whatever nature required in connection with the administration of the following Fund:

RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC.
      RiverSource Short-Term Cash Fund